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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                 June 1, 1998


                  BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


           Colorado                        0-12736              84-1158484
-------------------------------   ------------------------  -------------------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
 incorporation or organization)                             Identification No.)


17301 West Colfax Avenue, Suite 170
Golden, Colorado                                                  80401
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:               303-216-0908
                                                                  ------------


                                      None
                        --------------------------------
                        Former name or former address if
                        Changed since date of last filing



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) (b) The financial statements for the business acquired and the pro forma financial statements required under item 7 are being filed herewith, as referred to in the Company's Form 8-K filing as of April 24, 1998.

     The following condensed unaudited pro forma financial statements give effect to the acquisition of the remaining 50% interest in the Gilpin Hotel Venture (GHV) which the Company acquired on April 24, 1998. The condensed unaudited pro forma balance sheet as of March 31, 1998 is presented as if the acquisition, and the related debt, had occurred on that date. The condensed unaudited pro forma statements of income for the year ended December 31, 1997, and for the three months ended March 31, 1998, assume that the acquisition occurred on January 1, 1997 and January 1, 1998, respectively.

     The condensed unaudited pro forma financial statements should be read in conjunction with the historical financial statements of the Company and Gilpin Hotel Venture and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's Annual Report on Form 10-K, for the year ended December 31, 1997 and incorporated by reference herein and in the Company's Quarterly Report on Form 10-Q, for the three month period ended March 31, 1998. The condensed unaudited pro forma statements of income are not necessarily indicative of the financial results that would have occurred had the acquisition been consummated on the indicated dates, nor are they necessarily indicative of future financial results.

     Forward looking information --- Except for the historical information contained herein, the matters set forth in this Report include forward-looking statements within the meaning of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties are detailed throughout this Report and will be further discussed from time to time in the Company's periodic reports filed with the United States Securities and Exchange Commission. The forward-looking statements included in this report speak only as of the date of filing. Such can be identified by the use of forward-looking terminology such as "believes," "expects," " may," "will," "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussion of strategy. See, "Management's Discussion and Analysis of Financial Condition and Results of Operations." In particular, no assurance can be given that the anticipated results covered by the forward-looking statements concerning GHV or The Lodge will be achieved and that construction of the Lodge will proceed on schedule or within budget. These risks are specifically described in Items 1 and 2 of the Company's Annual Report on Form 10-K for the year ended December 31, 1997.




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

PART II - OTHER INFORMATION

ITEM 5.         OTHER INFORMATION (CONTINUED)

                  BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
            UNAUDITED CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1998

                                                                                                                   PRO FORMA
                                                      BLACK HAWK GAMING GILPIN HOTEL CASINO    ADJUSTMENTS         COMBINED
                                                      ----------------- -------------------    -----------         --------
ASSETS
     CURRENT ASSETS
             Cash and cash equivalents                  $  1,081,775      $  4,003,963      $ 13,794,768 (1)     $  5,085,738
                                                                                                (350,000)(1)
                                                                                              (5,200,000)(2)
                                                                                              (4,750,000)(2)
                                                                                              (3,494,768)(3)
             Other current assets                            236,934           386,649          (129,445)             494,138
                                                        ------------      ------------      ------------         ------------
                    Total current assets                   1,318,709         4,390,612          (129,445)           5,579,876
     INVESTMENT IN AND ADVANCES TO
       GILPIN HOTEL VENTURE                                4,739,912                          (4,739,912)(4)
     LAND AND GAMING FACILITY
             Land                                         11,871,844                           4,750,000 (2)       16,621,844
             Building and improvements                                       7,329,552         1,380,000 (2)        8,709,552
             Equipment                                                       5,370,733         1,000,000 (2)        6,370,733
             Accumulated depreciation                                       (4,310,444)                            (4,310,444)
                                                        ------------      ------------      ------------         ------------
                    Total land and gaming facility        11,871,844         8,389,841         7,130,000           27,391,685
     PROJECT DEVELOPMENT COSTS                            41,000,259                                               41,000,259
     GOODWILL AND OTHER ASSETS                               266,321         1,244,622           350,000 (1)        3,086,087
                                                                                                 (50,000)(2)
                                                                                               1,275,144 (2)
     DEFERRED TAX ASSET                                       58,345                                                   58,345
                                                        ------------      ------------      ------------         ------------
     TOTAL                                              $ 59,255,390      $ 14,025,075      $  3,835,787         $ 77,116,252
                                                        ============      ============      ============         ============
LIABILITIES AND STOCKHOLDERS' EQUITY
     CURRENT LIABILITIES
             Accounts payable and accrued expenses      $  3,404,593      $  2,346,226      $    424,134 (5)     $  6,045,508
                                                                                                (129,445)(5)
             Income taxes payable                            301,020                                                  301,020
             Current portion of long-term debt               300,438           827,781          (495,465)(3)          632,754
                                                        ------------      ------------      ------------         ------------
                    Total current liabilities              4,006,051         3,174,007          (200,776)           6,979,282
     NONCURRENT LIABILITIES
             Long term debt                               21,593,752         4,092,166        13,794,768 (1)       36,481,383
                                                                                              (2,999,303)(3)
                                                        ------------      ------------      ------------         ------------
                    Total liabilities                     25,599,803         7,266,173        10,594,689           43,460,665
                                                        ------------      ------------      ------------         ------------
     MINORITY INTEREST                                     6,658,020                                                6,658,020
     VENTURER'S INVESTMENTS AND ADVANCES                                     6,758,902        (1,594,856)(5)
                                                                                              (4,739,912)(4)
     STOCKHOLDERS' EQUITY                                                                       (424,134)(5)
             Preferred stock; $.001 par value;
             10,000,000 shares
             authorized; none issued and
             outstanding Common stock; $.001
             par value; 40,000,000 shares
             authorized; 3,947,821
             issued and outstanding                            3,947                                                    3,947
             Additional paid-in capital                   17,195,347                                               17,195,347
             Retained earnings                             9,798,273                                                9,798,273
                                                        ------------                                             ------------
                    Total stockholders' equity            26,997,567                                               26,997,567
                                                        ------------      ------------      ------------         ------------
     TOTAL                                              $ 59,255,390      $ 14,025,075      $  3,835,787         $ 77,116,252
                                                        ============      ============      ============         ============


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

PART II - OTHER INFORMATION

ITEM 5.         OTHER INFORMATION (CONTINUED)

                  BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
         UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                      FOR THE QUARTER ENDED MARCH 31, 1998

                                                                                                                        PRO FORMA
                                                       BLACK HAWK GAMING   GILPIN HOTEL VENTURE     ADJUSTMENTS         COMBINED
                                                       -----------------   --------------------     -----------         --------
REVENUES:
         GAMING
              Gilpin                                    $                     $ 7,766,106       $                     $ 7,766,106
              Black Hawk Gaming                               281,419                                (281,419)(6)
         FOOD, BEVERAGE AND OTHER
              Gilpin                                                              918,163                                 918,163
              Black Hawk Gaming                                10,798                                                      10,798
              Other
                                                        -------------         -----------       -------------         -----------
         TOTAL GROSS REVENUE                                  292,217           8,684,269            (281,419)          8,695,067
              LESS PROMOTIONS                                                     667,757                                 667,757
                                                        -------------         -----------       -------------         -----------
NET REVENUES                                                  292,217           8,016,512            (281,419)          8,027,310
                                                        -------------         -----------       -------------         -----------
COSTS AND EXPENSES:
         Compensation and related costs                       189,655                                                     189,655
         Casino operations                                                      3,524,533                               3,524,533
         Food and beverage operations                                             704,566                                 704,566
         Marketing, general and administrative                199,880           1,436,714                               1,636,594
         Preopening Costs                                     136,673                                                     136,673
         Rent - Black Hawk Gaming                                                 249,331            (249,331)(6)
         Rent - Gilpin Gold                                                       249,331            (249,331)(6)
         Parking  fees paid to Black Hawk Gaming                                   87,973             (87,973)(6)
         Management fees - Black Hawk Gaming                                      225,535            (225,535)(6)
         Management fees - Golden Gamble                                           18,137             (18,137)(6)
         Depreciation and amortization                                            292,762             112,740 (7)         405,502
         Interest (Less Debt Retired and Capitalized)                             117,102            (117,102)(7)
                                                        -------------         -----------       -------------         -----------
         TOTAL COST AND EXPENSES                              526,208           6,905,984            (834,669)          6,597,523
                                                        -------------         -----------       -------------         -----------
EQUITY IN EARNINGS OF
         JOINT VENTURE                                        836,683                                (836,683)(8)
MINORITY INTEREST IN THE LODGE CASINO                          46,668                                                      46,668
                                                        -------------         -----------       -------------         -----------
INCOME BEFORE INCOME TAXES                                    649,360           1,110,528            (283,433)          1,476,455
INCOME TAXES                                                  244,000                                 308,507 (9)         552,507
                                                        -------------         -----------       -------------         -----------
NET INCOME                                              $     405,360         $ 1,110,528       $    (591,939)        $   923,949
                                                        =============         ===========       =============         ===========
EARNINGS PER COMMON SHARE:
            BASIC                                       $        0.10                                                 $      0.23
                                                        =============                                                 ===========
            DILUTED                                     $        0.10                                                 $      0.22
                                                        =============                                                 ===========
WEIGHTED AVERAGE COMMON SHARES
    OUTSTANDING
            BASIC:                                          3,947,695                                                   3,947,695
                                                        =============                                                 ===========
            DILUTED:                                        4,140,604                                                   4,140,604
                                                        =============                                                 ===========



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

PART II - OTHER INFORMATION

ITEM 5.        OTHER INFORMATION (CONTINUED)

                  BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
         UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                                                        PRO FORMA
                                                         BLACK HAWK GAMING GILPIN HOTEL VENTURE       ADJUSTMENTS       COMBINED
                                                         ----------------- --------------------       -----------       --------
REVENUES:
        GAMING
             Gilpin                                        $                  $ 28,321,824        $                   $ 28,321,824
             Black Hawk Gaming                                1,135,855                             (1,135,855)(6)
        FOOD, BEVERAGE AND OTHER
             Gilpin                                                              3,232,223                               3,232,223
             Black Hawk Gaming                                  124,436                                                    124,436
             Other
                                                           ------------       ------------        ------------        ------------
        TOTAL GROSS REVENUE                                   1,260,291         31,554,047          (1,135,855)         31,678,483
             LESS PROMOTIONS                                                     2,226,161                               2,226,161
                                                           ------------       ------------        ------------        ------------
NET REVENUES                                                  1,260,291         29,327,886          (1,135,855)         29,452,322
                                                           ------------       ------------        ------------        ------------
COSTS AND EXPENSES:
        Compensation and related costs                          943,665                                                    943,665
        Casino operations                                                       12,407,245                              12,407,245
        Food and beverage operations                                             2,591,603                               2,591,603
        Marketing, general and administrative                   438,390          5,879,162                               6,317,552
        Rent - Black Hawk Gaming                                                   928,410            (928,410)(6)
        Rent - Gilpin Gold                                                         928,410            (928,410)(6)
        Parking  fees paid to Black Hawk Gaming                                    600,000            (600,000)(6)
        Management fees - Black Hawk Gaming                                        743,300            (743,300)(6)
        Management fees - Golden Gamble                                             59,157             (59,157)(6)
        Depreciation and amortization                                            1,315,897             479,237 (7)       1,795,134
        Interest (Less Debt Retired and Capitalized)                               520,696            (487,474)(7)         251,243
        Interest (Wells Fargo)                                                                         218,021 (10)
                                                           ------------       ------------        ------------        ------------
        TOTAL COST AND EXPENSES                               1,382,055         25,973,880          (3,049,492)         24,306,443
                                                           ------------       ------------        ------------        ------------
EQUITY IN EARNINGS OF
        JOINT VENTURE                                         2,812,858                             (2,812,858)(8)
                                                           ------------       ------------        ------------        ------------
INCOME BEFORE INCOME TAXES AND
   EXTRAORDINARY ITEM                                         2,691,094          3,354,006            (899,221)          5,145,879
INCOME TAXES                                                  1,070,544                                915,635 (9)       1,986,179
                                                           ------------       ------------        ------------        ------------
INCOME BEFORE EXTRAORDINARY ITEM                              1,620,550                                                  3,159,700
                                                           ------------                                               ------------
EXTRAORDINARY ITEM - EARLY RETIREMENT
OF DEBT, NET OF $51,025 IN INCOME TAXES                          85,771                                                     85,771
                                                           ------------       ------------        ------------        ------------
NET INCOME                                                 $  1,706,321       $  3,354,006        $ (1,814,856)       $  3,245,471
                                                           ============       ============        ============        ============
EARNINGS PER COMMON SHARE:
   BASIC:
     INCOME BEFORE EXTRAORDINARY ITEM                      $       0.61                                               $       1.19
     EXTRAORDINARY ITEM                                            0.03                                                       0.03
                                                           ------------                                               ------------
      TOTAL BASIC EARNINGS PER SHARE                       $       0.64                                               $       1.22
                                                           ============                                               ============
   DILUTED:
     INCOME BEFORE EXTRAORDINARY ITEM                      $       0.46                                               $       0.89
     EXTRAORDINARY ITEM                                            0.02                                                       0.02
                                                           ------------                                               ------------
      TOTAL DILUTED EARNINGS PER SHARE                     $       0.48                                               $       0.92
                                                           ============                                               ============
WEIGHTED AVERAGE COMMON SHARES
    OUTSTANDING
        BASIC                                                 2,664,403                                                  2,664,403
                                                           ============                                               ============
        DILUTED                                               3,536,723                                                  3,536,723
                                                           ============                                               ============




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

                  BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
         UNAUDITED CONDENSED PRO FORMA FINANCIAL STATEMENTS (CONTINUED)

     BALANCE SHEET ADJUSTMENTS

1. To record the proceeds from a bank line of credit and payment of the estimated financing, loan fees and professional fees which will be amortized over the life of the loan.

2. To (a) record payment of the purchase price for all of the outstanding common stock of Gilpin Ventures, Inc., the Company's joint venture partner in GHV and for the purchase of the related land; (b) adjust the building, improvements and equipment to fair value of the assets acquired; and (c) reflect the goodwill resulting from the acquisition of the joint venture interest. The costs of the acquisition will be allocated to the assets acquired and the liabilities assumed based on their fair values at the date of acquisition as determined by management with the assistance of an independent valuation consultant. The allocation of the costs of the acquisition is preliminary until the Company obtains final information regarding the fair values of all assets acquired; however management believes that any adjustment to the amounts allocated will not have a material effect on the Company's financial position or results of operations.

3.   To record the payment of debt previously encumbering the assets of GHV.

4. To eliminate the Investment In and Advances to Gilpin Hotel Venture account, which has historically been recorded using the equity method.

5. To (a) accrue the joint venture partner's share of undistributed net income as of March 31, 1998; (b) eliminate inter-company payable and receivable; and (c) eliminate the joint venture partner's share of the Investment In and Advances to Gilpin Hotel Venture account.

INCOME STATEMENT ADJUSTMENTS

6. To eliminate revenues of the Company and (a) related costs and expenses of GHV for management fees, rental expense and parking lot operations paid to the Company ($2,271,710 for the year ended December 31, 1997, and $562,839 for the quarter ended March 31, 1998); and (b) expenses and costs of GHV related to management fees and rent paid to an affiliate of the joint venture partner ($987,567 for the year ended December 31, 1997, and $267,468 for the quarter ended March 31, 1998). Revenue as reflected in the Company's statement of income has been adjusted for elimination of the Company's 50% interest in fees and rentals it receives from GHV.

7. To reflect (a) additional interest expense (resulting from replacing interest on pre-existing debt with interest expense on the Wells Fargo revolving line of credit - net of amounts capitalized) and (b) the additional depreciation and amortization of the assets acquired. The depreciation related to the acquired 50% interest in the building and improvements is based upon a remaining life of 28 years. The amortization related to the acquired goodwill and equipment is based upon 15 and 5 years, respectively.



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

                  BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
         UNAUDITED CONDENSED PRO FORMA FINANCIAL STATEMENTS (CONTINUED)


8. To eliminate the Company's equity in earnings of GHV. Equity in earnings of GHV as previously reflected in the Company's statements of income has been adjusted for elimination of the Company's 50% interest in fees and rentals it receives from GHV.

9. GHV has operated as a joint venture and the income of the joint venture was included in the tax returns of the individual joint venture partners. Accordingly, no recognition was given to income taxes on the joint venture operations. The Company, as a corporation, is a taxable entity. The accompanying unaudited condensed pro forma statements of income include a pro forma provision for income taxes for the combined operations and is based on the applicable corporate federal and state statutory rates. The increase in taxes for the year ended December 31, 1997, is $915,635 and $308,506 for the quarter ended March 31, 1998.

10. Generally Accepted Accounting Principles require the capitalization of interest during periods of construction. During the year ended December 31, 1997 and the quarter ended March 31, 1998, the Company was required to capitalize all interest cost because of construction activities at The Lodge Casino at Black Hawk. The accompanying unaudited condensed pro forma financial statements assume that pro forma interest incurred on the revolving line of credit used to finance the acquisition of GHV and interest on unretired debt of GHV has been capitalized based on a debt to construction in progress ratio. Interest capitalized for the year ended December 31, 1997 and for the three months ended March 31, 1998 totaled $1,258,956 and $370,717, respectively. If pro forma interest had been expensed instead of being capitalized, pro forma net income (net of related taxes) would have been $2,456,000 or $.92 earnings per basic share and $.69 earnings per diluted share for the year ended December 31, 1998 and $691,000 or $.18 earnings per basic share and $.17 earnings per diluted share for the three months ended March 31, 1998.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      BLACK HAWK GAMING & DEVELOPMENT
                                      COMPANY, INC.


                                      By: /s/ Stephen R. Roark
                                          -----------------------------------
                                          Stephen R. Roark, President


Date: June 1, 1998



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